UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4866 State Rte. 52, Jeffersonville, New York 12748

(Address of principal executive offices)

Registrant’s telephone number, including area code: (845) 482-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2012, Jeffersonville Bancorp (the “Company”) notified the Nasdaq Capital Market (“Nasdaq”) of its intention to file with the Securities and Exchange Commission (the “SEC”) on June 4, 2012, a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 thereby effecting the delisting of the outstanding shares of common stock, $0.50 par value, of the Company (the “Shares”) from NASDAQ and the deregistration of the Shares under Section 12(b) of the Exchange Act. Upon the effectiveness of this Form 25 filing, the Company will file a Form 15 with the SEC to suspend its duty to file reports under Sections 13 and 15(d) of the Exchange Act and to deregister its common stock under Section 12 of the Exchange Act.

A copy of the press release announcing the Company’s intention to delist and deregister the Shares is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP
(Registrant)

/s/ Wayne V. Zanetti
Wayne V. Zanetti
President and Chief Executive Officer

Date: May 23, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 23, 2012.